Exhibit 99.1

Pennant Reports Second Quarter 2025 Results

Conference Call and Webcast scheduled for tomorrow, August 7, 2025 at 10:00 am MT

EAGLE, Idaho – August 6, 2025 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.20 for the second quarter of 2025. Pennant also reported adjusted diluted earnings per share of $0.27 for the quarter(1).

Second Quarter Highlights

▪Total revenue for the second quarter was $219.5 million, an increase of $50.8 million or 30.1% over the prior year quarter;

▪Net income for the second quarter was $7.1 million, an increase of $1.4 million or 24.5% over the prior year quarter;

▪Adjusted net income for the second quarter was $9.4 million, an increase of $2.1 million or 28.2% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the second quarter was $28.2 million, an increase of $4.8 million or 20.3% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the second quarter was $16.4 million, an increase of $3.2 million or 24.5% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the second quarter was $166.0 million, an increase of $40.7 million or 32.5% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the second quarter was $27.7 million, an increase of $6.5 million or 30.5% over the prior year quarter; and segment adjusted EBITDA from operations for the second quarter was $25.5 million, an increase of $5.9 million or 29.9% over the prior year quarter;

▪Total home health admissions for the second quarter were 17,832, an increase of 3,692 or 26.1% over the prior year quarter; total Medicare home health admissions for the second quarter were 6,980, an increase of 1,242 or 21.6% over the prior year quarter;

▪Hospice average daily census for the second quarter was 3,909, an increase of 689 or 21.4% compared to the prior year quarter;

▪Senior Living Services segment revenue for the second quarter was $53.5 million, an increase of $10.0 million or 23.1% over the prior year quarter; average occupancy for the second quarter was 78.8%, which is flat with the prior year quarter, and average monthly revenue per occupied room for the second quarter was $5,188, an increase of $398 or 8.3% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the second quarter was $14.8 million, an increase of $2.0 million or 15.5% over the prior year quarter; and segment adjusted EBITDA from operations for the second quarter was $5.1 million, an increase of $1.1 million or 25.7% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“The second quarter represents a continuation of our robust operating momentum,” said Brent Guerisoli, the Company’s Chief Executive Officer. “Throughout Pennant’s history, two things have consistently been true: we have faced dynamic changes in our operating environment, and we have grown through them. We are pleased by the strength in our home health, hospice and senior living businesses, as each contributes meaningfully to our positive performance.”

“Our local leaders are driving strong clinical, cultural and financial results across Pennant,” said John Gochnour, the Company’s Chief Operating Officer. “Looking to the future, we see significant untapped potential for organic improvement and exciting acquisition opportunities on the near horizon, including the announced transaction with UnitedHealth Group and Amedisys.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three and six months ended June 30, 2025, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

2025 Guidance

Management is providing updated 2025 annual guidance as follows: total revenue is anticipated to be between $852.8 million and $887.6 million; full year 2025 adjusted earnings per diluted share is anticipated to be between $1.09 and $1.15; and full year 2025 adjusted EBITDA is anticipated to be between $69.1 million and $72.7 million.

Mr. Guerisoli remarked, “Our earnings guidance midpoint of $1.12 represents 19.1% growth on our 2024 adjusted earnings per share and 53.4% growth over 2023 results. Our guidance update is based on the momentum across our segments, the capability of our local leaders to continue to drive growth, and the untapped potential within our existing operations.”

The Company’s updated 2025 annual guidance is based on diluted weighted average shares outstanding of approximately 35.7 million and a 26.0% effective tax rate. The guidance includes additional expenses in anticipation of the transaction with UnitedHealth Group and Amedisys, but no additional earnings because of the uncertainty surrounding the timing of our closing on that transaction. The guidance assumes, among other things, reimbursement rate adjustments and no unannounced acquisitions. It excludes the tax-effected costs at start-up operations, share-based compensation, acquisition-related costs, and gain (loss) on disposition of assets and impairments.
Lynette Walbom, the Company’s Chief Financial Officer, also stated, “We believe providing updated annual adjusted consolidated EBITDA guidance in addition to updated annual revenue and adjusted earnings per share guidance is helpful to understanding our expectations for our business and operational cash flow. This updated guidance reflects management’s expectations based on 2025 year-to-date performance and current operating conditions.”

Conference Call

A live webcast will be held tomorrow, August 7, 2025 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s second quarter 2025 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 137 home health and hospice agencies and 61 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Revenue	$219,501	$168,745	$429,343	$325,660

Expense
Cost of services	177,275	135,313	346,020	261,308
Rent—cost of services	11,925	10,524	23,640	20,908
General and administrative expense	17,597	11,878	32,437	23,314
Depreciation and amortization	2,224	1,468	4,116	2,799
Gain on disposition of property and equipment, net	(1,048)	—	(1,048)	(755)
Total expenses	207,973	159,183	405,165	307,574
Income from operations	11,528	9,562	24,178	18,086
Other (expense) income, net:
Other (expense) income	255	(2)	186	83
Interest expense, net	(1,204)	(1,622)	(2,409)	(3,414)
Other expense, net	(949)	(1,624)	(2,223)	(3,331)
Income before provision for income taxes	10,579	7,938	21,955	14,755
Provision for income taxes	2,598	1,844	5,452	3,603
Net income	7,981	6,094	16,503	11,152
Less: Net income attributable to noncontrolling interest	896	404	1,643	556
Net income attributable to The Pennant Group, Inc.	$7,085	$5,690	$14,860	$10,596
Earnings per share:
Basic	$0.21	$0.19	$0.43	$0.35
Diluted	$0.20	$0.18	$0.42	$0.35
Weighted average common shares outstanding:
Basic	34,529	30,142	34,500	30,094
Diluted	35,372	30,781	35,284	30,583

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash	$14,385	$24,246
Accounts receivable—less allowance for doubtful accounts of $506 and $232, at June 30, 2025 and December 31, 2024 respectively	95,720	81,302
Prepaid expenses and other current assets	17,269	17,308
Total current assets	127,374	122,856
Property and equipment, net	52,578	43,296
Operating lease right-of-use assets	273,842	270,586
Deferred tax assets, net	33	—
Restricted and other assets	23,804	17,477
Goodwill	156,604	129,124
Other indefinite-lived intangibles	117,182	96,182
Total assets	$751,417	$679,521
Liabilities and equity
Current liabilities:
Accounts payable	$19,211	$18,737
Accrued wages and related liabilities	42,731	43,106
Operating lease liabilities—current	20,667	19,671
Other accrued liabilities	22,332	20,186
Total current liabilities	104,941	101,700
Long-term operating lease liabilities—less current portion	255,781	253,420
Deferred tax liabilities, net	1,143	1,861
Other long-term liabilities	18,925	10,575
Long-term debt	37,000	—
Total liabilities	417,790	367,556
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 34,782 and 34,490 shares issued and outstanding at June 30, 2025, respectively; and 34,670 and 34,373 shares issued and outstanding at December 31, 2024, respectively	35	35
Additional paid-in capital	241,250	236,091
Retained earnings	72,082	57,222
Treasury stock, at cost, 3 shares at June 30, 2025 and December 31, 2024	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	313,302	293,283
Noncontrolling interest	20,325	18,682
Total equity	333,627	311,965
Total liabilities and equity	$751,417	$679,521

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Six Months Ended June 30,
	2025	2024
Net cash provided by operating activities	$13,414	$11,036
Net cash used in investing activities	(60,355)	(33,280)
Net cash provided by financing activities	37,080	19,228
Net decrease in cash	(9,861)	(3,016)
Cash beginning of period	24,246	6,059
Cash end of period	$14,385	$3,043

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$79,194	36.1%	$61,637	36.5%
Hospice	73,770	33.6	59,347	35.2
Home care and other(a)	13,056	5.9	4,317	2.6
Total home health and hospice services	166,020	75.6	125,301	74.3
Senior living services	53,481	24.4	43,444	25.7
Total revenue	$219,501	100.0%	$168,745	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Six Months Ended June 30,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$153,312	35.7%	$118,849	36.5%
Hospice	144,356	33.6	113,954	35.0
Home care and other(a)	28,222	6.6	8,988	2.7
Total home health and hospice services	325,890	75.9	241,791	74.2
Senior living services	103,453	24.1	83,869	25.8
Total revenue	$429,343	100.0%	$325,660	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended June 30,
	2025	2024	Change	% Change
Total agency results:
Home health and hospice revenue	$166,020	$125,301	$40,719	32.5%

Home health services:
Total home health admissions	17,832	14,140	3,692	26.1%
Total Medicare home health admissions	6,980	5,738	1,242	21.6%
Average Medicare revenue per 60-day completed episode(a)	$3,882	$3,665	$217	5.9%
Hospice services:
Total hospice admissions	3,500	3,051	449	14.7%
Average daily census	3,909	3,220	689	21.4%
Hospice Medicare revenue per day	$190	$184	$6	3.3%

	Three Months Ended June 30,
	2025	2024	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$126,592	$115,346	$11,246	9.7%

Home health services:
Total home health admissions	13,301	12,553	748	6.0%
Total Medicare home health admissions	5,358	5,208	150	2.9%
Average Medicare revenue per 60-day completed episode(a)	$3,726	$3,532	$194	5.5%
Hospice services:
Total hospice admissions	3,028	2,898	130	4.5%
Average daily census	3,376	3,167	209	6.6%
Hospice Medicare revenue per day	$188	$187	$1	0.5%

	Six Months Ended June 30,
	2025	2024	Change	% Change
Total agency results:
Home health and hospice revenue	$325,890	$241,791	$84,099	34.8%

Home health services:
Total home health admissions	36,710	28,789	7,921	27.5%
Total Medicare home health admissions	14,579	12,084	2,495	20.6%
Average Medicare revenue per 60-day completed episode(a)	$3,809	$3,549	$260	7.3%
Hospice services:
Total hospice admissions	7,283	6,131	1,152	18.8%
Average daily census	3,852	3,091	761	24.6%
Hospice Medicare revenue per day	$190	$185	$5	2.7%

	Six Months Ended June 30,
	2025	2024	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$249,042	$225,360	$23,682	10.5%

Home health services:
Total home health admissions	27,383	25,107	2,276	9.1%
Total Medicare home health admissions	11,170	10,744	426	4.0%
Average Medicare revenue per 60-day completed episode(a)	$3,648	$3,475	$173	5.0%
Hospice services:
Total hospice admissions	6,209	5,978	231	3.9%
Average daily census	3,323	3,064	259	8.5%
Hospice Medicare revenue per day	$188	$185	$3	1.6%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2024.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended June 30,
	2025	2024	Change	% Change
Total senior living results:
Senior living revenue	$53,481	$43,444	$10,037	23.1%

Occupancy	78.8%	78.8%	—%
Average monthly revenue per occupied unit	$5,188	$4,790	$398	8.3%

	Three Months Ended June 30,
	2025	2024	Change	% Change
Same store senior living(a) results:
Senior living revenue	$44,553	$40,867	$3,686	9.0%

Occupancy	80.1%	79.2%	0.9%
Average monthly revenue per occupied unit	$5,131	$4,718	$413	8.8%

The following table summarizes our senior living performance indicators for the periods indicated:

	Six Months Ended June 30,
	2025	2024	Change	% Change
Total senior living results:
Senior living revenue	$103,453	$83,869	$19,584	23.4%

Occupancy	78.7%	78.7%	—%
Average monthly revenue per occupied unit	$5,165	$4,730	$435	9.2%

	Six Months Ended June 30,
	2025	2024	Change	% Change
Same store senior living(a) results:
Senior living revenue	$87,816	$80,606	$7,210	8.9%

Occupancy	79.6%	79.5%	0.1%
Average monthly revenue per occupied unit	$5,112	$4,681	$431	9.2%

(a)	Same store senior living results represent all senior living communities purchased or licensed prior to January 1, 2024, excluding affiliate memory care units in transition.

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$103,821	47.3%	$81,880	48.5%
Medicaid	30,798	14.0	26,462	15.7
Subtotal	134,619	61.3	108,342	64.2
Managed Care	30,619	13.9	21,349	12.7
Private and Other(a)	54,263	24.8	39,054	23.1
Total revenue	$219,501	100.0%	$168,745	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Six Months Ended June 30,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$204,946	47.8%	$158,861	48.8%
Medicaid	58,136	13.5	51,528	15.8
Subtotal	263,082	61.3	210,389	64.6
Managed Care	61,333	14.3	41,471	12.7
Private and Other(a)	104,928	24.4	73,800	22.7
Total revenue	$429,343	100.0%	$325,660	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net income attributable to The Pennant Group, Inc.	$7,085	$5,690	$14,860	$10,596

Non-GAAP adjustments
Costs at start-up operations(a)	(61)	98	32	178
Share-based compensation expense(b)	2,212	1,949	4,379	3,475
Acquisition related costs and credit allowances(c)	2,166	365	2,438	502
Costs associated with transitioning operations(d)	(982)	87	(907)	(486)
Unusual, non-recurring or redundant charges(e)	16	32	67	307
Provision for income taxes on Non-GAAP adjustments(f)	(1,024)	(878)	(1,833)	(1,267)
Non-GAAP net income	$9,412	$7,343	$19,036	$13,305

Dilutive Earnings Per Share As Reported
Net Income	$0.20	$0.18	$0.42	$0.35
Average number of shares outstanding	35,372	30,781	35,284	30,583

Adjusted Diluted Earnings Per Share
Net Income	$0.27	$0.24	$0.54	$0.44
Average number of shares outstanding	35,372	30,781	35,284	30,583

(a)	Represents results related to start-up operations.
		Three Months Ended June 30,		Six Months Ended June 30,
		2025	2024	2025	2024
	Revenue	$(2,391)	$(2,546)	$(3,256)	$(4,956)
	Cost of services	2,233	2,491	3,176	4,819
	Rent	12	150	19	306
	Depreciation & amortization	85	3	93	9
	Total Non-GAAP adjustment	$(61)	$98	$32	$178

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended June 30,		Six Months Ended June 30,
		2025	2024	2025	2024
	Cost of services	$1,233	$983	$2,428	$1,745
	General and administrative	979	966	1,951	1,730
	Total Non-GAAP adjustment	$2,212	$1,949	$4,379	$3,475

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
		Three Months Ended June 30,		Six Months Ended June 30,
		2025	2024	2025	2024
	Revenue	$—	$(1)	$—	$(1)
	Cost of services	25	34	45	156
	Rent	52	52	104	104
	Depreciation	2	2	5	5
	Gain on disposition of property and equipment, net	(1,061)	—	(1,061)	(750)
	Total Non-GAAP adjustment	$(982)	$87	$(907)	$(486)

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% for both the three and six months ended June 30, 2025 and 2024, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Consolidated net income	$7,981	$6,094	$16,503	$11,152
Less: Net income attributable to noncontrolling interest	896	404	1,643	556
Add: Provision for income taxes	2,598	1,844	5,452	3,603
Net interest expense	1,204	1,622	2,409	3,414
Depreciation and amortization	2,224	1,468	4,116	2,799
Consolidated EBITDA	13,111	10,624	26,837	20,412
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	(158)	(55)	(80)	(137)
Share-based compensation expense(b)	2,212	1,949	4,379	3,475
Acquisition related costs and credit allowances(c)	2,166	365	2,438	502
Activities associated with transitioning operations(d)	(1,036)	33	(1,016)	(595)
Unusual, non-recurring or redundant charges(e)	16	32	67	307
Rent related to items (a) and (d) above	64	202	123	410
Consolidated Adjusted EBITDA	16,375	13,150	32,748	24,374
Rent—cost of services	11,925	10,524	23,640	20,908
Rent related to items (a) and (d) above	(64)	(202)	(123)	(410)
Adjusted rent—cost of services	11,861	10,322	23,517	20,498
Consolidated Adjusted EBITDAR(f)	$28,236		$56,265

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended June 30, 2025
Revenue	$165,248	$51,862	$2,391	$219,501
Segment Cost of Services	$137,565	$37,074
Segment Adjusted EBITDAR from Operations	$27,683	$14,788		$42,471
Three Months Ended June 30, 2024
Revenue	$123,333	$42,865	$2,547	$168,745
Segment Cost of Services	$102,119	$30,061
Segment Adjusted EBITDAR from Operations	$21,214	$12,804		$34,018

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Six Months Ended June 30, 2025
Segment Revenue	$324,691	$101,396	$3,256	$429,343
Segment Cost of Services	269,734	72,159
Segment Adjusted EBITDAR from Operations	$54,957	$29,237		$84,194
Six Months Ended June 30, 2024
Segment Revenue	$237,823	$82,880	$4,957	$325,660
Segment Cost of Services	197,059	58,065
Segment Adjusted EBITDAR from Operations	$40,764	$24,815		$65,579

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations(a)	$42,471	$34,018	$84,194	$65,579
Less: Unallocated corporate expenses	14,235	10,546	27,929	20,707
Less: Depreciation and amortization	2,224	1,468	4,116	2,799
Rent—cost of services	11,925	10,524	23,640	20,908
Other income	255	(2)	186	83
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	(158)	(55)	(80)	(137)
Share-based compensation expense(c)	2,212	1,949	4,379	3,475
Acquisition related costs and credit allowances(d)	2,166	365	2,438	502
Activities associated with transitioning operations(e)	(1,036)	33	(1,016)	(595)
Unusual, non-recurring or redundant charges(f)	16	32	67	307
Add: Net income attributable to noncontrolling interest	896	404	1,643	556
Income from operations	$11,528	$9,562	$24,178	$18,086

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) costs associated with start-up operations, (2) share-based compensation expense, (3) acquisition related costs and credit allowances, (4) costs associated with transitioning operations, (5) unusual, non-recurring, or redundant charges, and (6) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During 2024 and 2025, an affiliate of the Company held its memory care units in transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 and 2025 which were recorded in gain on disposition of property and equipment, net on the consolidated statements of income.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended June 30,
	Home Health and Hospice		Senior Living
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations	$27,683	$21,214	$14,788	$12,804
Less: Rent—cost of services	2,226	1,664	9,699	8,860
Rent related to start-up and transitioning operations	(12)	(57)	(52)	(145)
Segment Adjusted EBITDA from Operations	$25,469	$19,607	$5,141	$4,089

	Six Months Ended June 30,
	Home Health and Hospice		Senior Living
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations	$54,957	$40,764	$29,237	$24,815
Less: Rent—cost of services	4,368	3,393	19,272	17,515
Rent related to start-up and transitioning operations	(19)	(122)	(104)	(288)
Segment Adjusted EBITDA from Operations	$50,608	$37,493	$10,069	$7,588

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) activities associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) activities associated with transitioning operations, (i) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.